Exhibit 10.17

EXECUTION VERSION

FIRST LIEN GUARANTY

This FIRST LIEN GUARANTY (this “Guaranty”) is entered into as of October 12, 2018 by the undersigned (each a “Guarantor”, and together with any future Loan Parties executing this Guaranty, being collectively referred to herein as the “Guarantors”) in favor of and for the benefit of BARCLAYS BANK PLC (the “Agent”), as Administrative Agent and Collateral Agent for, and representative of, the financial institutions party to the Credit Agreement referred to below (the “Lenders”) and the other Secured Parties (as defined in the Credit Agreement referred to below).

RECITALS

A.    GOODRX, INC., a Delaware corporation (the “Borrower”), GOODRX INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company (“Holdings”) and the other Guarantors party thereto, have entered into that certain First Lien Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, refinanced, replaced, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Lenders from time to time party thereto and the Agent. Capitalized terms used herein and defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B.    The (i) Holding Companies and the Restricted Subsidiaries may from time to time enter, or may from time to time have entered, into one or more Secured Swap Agreements with one or more Lender Counterparties and (ii) Holding Companies and the Restricted Subsidiaries may from time to time enter, or may from time to time have entered, into one or more Secured Cash Management Agreements with one or more Lender Counterparties (collectively, the “Counterparty Agreements”), in each case, in accordance with the terms of the Credit Agreement, and it is desired that the related Secured Swap Obligations and Secured Cash Management Obligations, together with all Obligations of the Borrower under the Credit Agreement and the other Loan Documents, be guaranteed hereunder.

C.    Borrower, Holdings and each other Loan Party are sometimes referred to herein as “Guarantee Parties” and each, a “Guarantee Party”.

D.    The Guarantors are Affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Guaranty in order to induce the Lenders and Issuing Banks to extend such credit.

E.    It is a condition precedent to the making of the initial Loans under the Credit Agreement that the Secured Obligations be guaranteed by the Guarantors.

F.    The Guarantors are willing, irrevocably and unconditionally, to guaranty such Secured Obligations.

NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and Issuing Banks and the Agent to enter into the Credit Agreement, to induce the Lenders to make Loans and other extensions of credit thereunder, to induce the Issuing Banks to issue Letters of Credit under the Credit Agreement and to induce the Lender Counterparties to enter into the Counterparty Agreements and each other Secured Party to make certain financial accommodations, the Guarantors hereby agree as follows:

1.    Guaranty. The Guarantors jointly and severally irrevocably and unconditionally guarantee (in the case of each Guarantor, other than with respect to such Guarantor’s own Guaranteed Obligations), as primary obligors and not merely as sureties, the due and punctual payment in full of all Guaranteed Obligations (as hereinafter defined) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code). The term “Guaranteed Obligations” is used herein in its most comprehensive sense and includes any and all Secured Obligations of any of the Loan Parties now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising.

Each Guarantor acknowledges that it is an Affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement.

Any interest on any portion of the Guaranteed Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise), liquidation, winding-up, examinership, suspension of payments, a moratorium of any indebtedness, dissolution, administration or arrangement of any Guarantee Party (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if said proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of each Guarantor and the Agent that the Guaranteed Obligations should be determined without regard to any rule of law or order that may relieve any Guarantee Party of any portion of such Guaranteed Obligations.

In the event that all or any portion of the Guaranteed Obligations is paid by the Guarantee Parties, the obligations of each Guarantor hereunder that is a Guarantee Party immediately prior to any such payment shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from the Agent or any other Secured Party as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guaranteed Obligations.

Subject to the other provisions of this Section 1, upon the failure of any Guarantee Party to pay any of the Guaranteed Obligations when and as the same shall become due, each Guarantor will promptly pay, or cause to be paid, in cash, to the Agent for the ratable benefit of the Secured Parties, an aggregate amount equal to the aggregate of the unpaid Guaranteed Obligations.

(b)    [Reserved].

(c)    [Reserved].

(d)    Notwithstanding anything contained in this Guaranty to the contrary, the obligations of each Guarantor under this Guaranty and the other Loan Documents or any Counterparty Agreement shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (x) in respect of intercompany indebtedness to the Borrower or other Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (y) under any guaranty of Subordinated Indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this Section 1(d), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement (including this Guaranty).

(e)    The Guarantors desire to allocate, as among themselves, in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty, each such Guarantor shall be entitled to a contribution from each of the other Guarantors in the maximum amount permitted by law so as to maximize the aggregate amount of the Guaranteed Obligations paid to Secured Parties.

(f)    Each Qualified ECP Guarantor (as defined below) hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty and any Secured Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 1(f) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 1(f), or otherwise under this Guaranty, voidable under applicable Fraudulent Transfer Laws, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 1(f) shall remain in full force and effect until the termination of this Guaranty in accordance with Section 18. Each Qualified ECP Guarantor intends that this Section 1(f) constitute, and this Section 1(f) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. As used herein, “Qualified ECP Guarantor” means, in respect of any Secured Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time this Guaranty becomes effective with respect to such Secured Swap Obligation or each other Loan Party that constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Secured Swap Obligation at such time by guaranteeing or entering into a keepwell in respect of obligations of such other person under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(g)    [Reserved].

2.    Guaranty Absolute; Continuing Guaranty. The obligations of each Guarantor hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations or the occurrence of the Termination Date. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectability; (b) the Agent may enforce this Guaranty upon the occurrence and during the continuance of an Event of Default under the Credit Agreement with the consent of the Required Lenders subject to the terms of, and exceptions in, Section 7.01 of the Credit Agreement and Section 19(a) of the Security Agreement; (c) the obligations of each Guarantor hereunder are independent of the obligations of the other Guarantee Parties under the Loan Documents or the Counterparty Agreements and a separate action or actions may be brought and prosecuted against each Guarantor whether or not any action is brought against any Guarantee Party or any of such other guarantors and whether or not any Guarantee Party is joined in any such action or actions; and (d) a payment of a portion, but not all, of the Guaranteed Obligations by one or more Guarantors shall in no way limit, affect, modify or abridge the liability of such Guarantors or any other Guarantor for any portion of the Guaranteed Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its successors and assigns, and each Guarantor waives, to the extent permitted by applicable law, any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.

3.    Actions by Secured Parties. Any Secured Party may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of any Guarantor’s liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of any of the Guaranteed Obligations in accordance with the terms of the relevant Loan Document or Counterparty Agreement, as the case may be, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, any of the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment of this Guaranty or the Guaranteed Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person with respect to the Guaranteed Obligations and (e) exercise any other rights available to the Agent or the other Secured Parties, or any of them, under the Loan Documents or the Counterparty Agreements, as applicable.

4.    No Discharge. This Guaranty and the obligations of the Guarantors hereunder shall be valid and enforceable, subject to bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or law), and shall not be subject to any limitation, impairment or discharge for any reason (other than the occurrence of the Termination Date or as otherwise provided in the Loan Documents or, with respect to any Secured Swap Obligations or Secured Cash Management Obligations, the payment in full of such obligations or as otherwise provided in the applicable Counterparty Agreement), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (b) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions of the Credit Agreement, any of the other Loan Documents, the Counterparty Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations; (c) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (d) the application of payments received from any source to the payment of indebtedness other than the Guaranteed Obligations, even though the Agent or the other Secured Parties, or any of them, might have elected to apply such payment to any part or all of the Guaranteed Obligations; (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (f) any defenses (other than defenses of payment or performance in full), set-offs or counterclaims which any Guarantee Party may assert against the Agent or any Secured Party in respect of the Guaranteed Obligations, including but not limited to failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury; and (g) any other act or thing or omission, or delay to do any other act or thing (other than the payment in full of the Guaranteed Obligations), which may or might in any manner or to any extent vary the risk of a Guarantor as an obligor in respect of the Guaranteed Obligations.

5.    Waivers. Each Guarantor waives, to the extent permitted by applicable law, for the benefit of the Secured Parties: (a) any right to require the Agent, as a condition of payment or performance by such Guarantor, to (i) proceed against any Guarantee Party, any other guarantor of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held by any Guarantee Party, any other guarantor of the Guaranteed Obligations or any other Person, (iii) except as provided in any Loan Document or Counterparty Agreement, proceed against or have resort to any balance of any deposit account or credit on the books of any Secured Party in favor of any Guarantee Party or any other Person, or (iv) pursue any other remedy in the power of any Secured Party; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense (other than the defense of payment or performance in full) of any Guarantee Party including any defense based on or arising out of the lack of validity or the unenforceability of any of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any Guarantee Party from any cause other than the occurrence of the Termination Date; (c) any defense (other than the defense of payment or performance in full) based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense (other than the defense of payment or performance in full) based upon the Agent’s errors or omissions in the administration of the Guaranteed Obligations; (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor’s obligations hereunder (other than payment in full of the Guaranteed Obligations), (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights of set-offs, recoupments and counterclaims and (iv) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto; (f) except as required by any other Loan Document or the applicable Counterparty Agreement, notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to any Loan Party and notices of any of the matters referred to in Sections 3 and 4 herein and any right to consent to any thereof; and (g) to the fullest extent permitted by law, any defenses (other than the defense of payment or performance in full) or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

6.    Guarantors’ Rights of Subrogation, Contribution, Etc.; Subordination of Other Obligations. Until the Termination Date, each Guarantor shall, solely with respect to the Guaranteed Obligations, withhold exercise of (a) any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against any other Guarantee Party or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity under contract, by statute, under common law or otherwise and including (i) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against any other Guarantee Party, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Secured Party now has or may hereafter have against any Guarantee Party, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Secured Party; and (b) any right of contribution such Guarantor now has or may hereafter have against any other guarantor of any of the Guaranteed Obligations. Each Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against any other Guarantee Party or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights the Agent or Secured Party may have against any Guarantee Party and to all right, title and interest the Agent or Secured Party may have in any such collateral or security.

7.    Indemnity; Expenses. Each Loan Party signatory hereto as a Guarantor agrees that the Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of the Credit Agreement. Each Guarantor agrees to indemnify and hold harmless the Agent from and against any and all claims, losses and liabilities in any way arising out of, in connection with, or as a result of the execution or delivery of this Guaranty and the transactions contemplated hereby (including enforcement of this Guaranty) in accordance with, and subject to the limitations set forth in, Section 9.03 of the Credit Agreement.

8.    Financial Condition of Guarantee Parties. No Secured Party shall have any obligation, and each Guarantor waives (to the fullest extent permitted by applicable law) any duty on the part of each Secured Party, to disclose or discuss with such Guarantor its assessment, or such Guarantor’s assessment, of the financial condition of each Guarantee Party or any matter or fact relating to the business, operations or condition of any Guarantee Party. Each Guarantor has adequate means to obtain information from each other Guarantee Party on a continuing basis concerning the financial condition of each Guarantee Party and its ability to perform its obligations under the Loan Documents and the Counterparty Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of each Guarantee Party and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations.

9.    Representations and Warranties. On the Closing Date and on each other date required pursuant to Article III of the Credit Agreement, as applicable, each Guarantor hereby makes each representation and warranty made in the Loan Documents by the Borrower with respect to such Guarantor, as applicable. Each Guarantor hereby represents and warrants that this Guaranty (a) has been duly executed and delivered by such Guarantor and (b) constitutes a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity.

10.    Set Off. Any rights any Lenders may have with respect to set off shall be solely as set forth in Section 9.08 of the Credit Agreement.

11.    Discharge of Guaranty Upon Designation as Unrestricted Subsidiary, Qualification as Excluded Subsidiary or Sale of Guarantor. Upon (a) the designation of any Guarantor as an Unrestricted Subsidiary in accordance with the terms of the Credit Agreement, (b) any Guarantor becoming or being otherwise deemed to be an Excluded Subsidiary in accordance with the terms of the Credit Agreement, or (c) the sale or other disposition of a Guarantor to any Person (other than a Loan Party) that is permitted by the Credit Agreement or to which Required Lenders have otherwise consented, as applicable, such Guarantor shall be automatically released from this Guaranty and the Agent shall execute and deliver such releases and other documents with respect to such Guarantor as may be reasonably requested by a Loan Party.

12.    Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty (which in any event shall not include execution of counterparts to this Guaranty), and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of the Agent and, in the case of any such amendment or modification, the Guarantors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

13.    Miscellaneous. It is not necessary for the Agent to inquire into the capacity or powers of any Guarantor or any Guarantee Party or the officers, directors or any agents acting or purporting to act on behalf of any of them.

The rights, powers and remedies given to the Agent by this Guaranty are cumulative and shall be in addition to all rights, powers and remedies given to the Agent by virtue of any statute or rule of law or in any of the other Loan Documents. Any forbearance or failure to exercise, and any delay by the Agent in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF TO THE EXTENT SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAW OF ANOTHER STATE.

This Guaranty shall inure to the benefit of the Secured Parties and their respective successors and permitted assigns.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT THE AGENT, ANY LENDER OR ANY OTHER SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGAINST THE GUARANTORS OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty in any court referred to in the immediately preceding paragraph of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Guaranty will affect the right of any party hereto to serve process in any other manner permitted by law.

EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH SECURED PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

14.    Additional Guarantors. The initial Guarantors hereunder shall be the Borrower, Holdings and such of their Affiliates as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, Restricted Subsidiaries (including any Unrestricted Subsidiary that becomes a Restricted Subsidiary and any Electing Guarantor) may become parties hereto, as additional Guarantors (each an “Additional Guarantor”), by executing a Joinder Agreement to this Guaranty. A form of such a Joinder Agreement is attached hereto as Exhibit A. Upon delivery of any such Joinder Agreement to the Agent, notice of which is hereby waived by the Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

15.    Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Guaranty by telecopy or electronic transmission (including Adobe pdf file) shall be effective as delivery of a manually executed counterpart of this Guaranty.

16.    Interpretive Provisions. Sections 1.03 and 1.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

17.    The Agent.

(a)    Barclays Bank PLC has been appointed to act as Agent hereunder by the Lenders (and by their acceptance of the benefits hereof, the Lender Counterparties and any other Secured Parties). The Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Credit Agreement; provided that the Agent shall exercise, or refrain from exercising, any remedies under or with respect to this Guaranty in accordance with the instructions of Required Lenders subject to the terms and exceptions set forth in Section 19(a) of the Security Agreement. In furtherance of the foregoing provisions of this Section 17(a), each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to enforce this Guaranty or to realize upon any of the Collateral, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Agent for the benefit of the Secured Parties in accordance with the terms of the Loan Documents.

(b)    The provisions of the Credit Agreement relating to the Agent including the provisions relating to resignation of the Agent and the powers and duties and immunities of the Agent are incorporated herein by this reference.

18.    Termination. Subject to the fourth paragraph of Section 1(a), upon the Termination Date (or the occurrence of any transaction permitted by the Credit Agreement which would require termination of this Guaranty), this Guaranty and the guarantees made herein shall automatically terminate with respect to all Guaranteed Obligations and each Guarantor shall be automatically released from its Guaranteed Obligations hereunder upon such termination, all without delivery of any instrument or performance of any act by any Person. In connection with any termination or release pursuant to this Section 18, the Agent shall execute and deliver such documentation and releases at the expense of the Guarantors as may be reasonably requested by any Guarantor to effectuate or evidence such termination or release.

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IN WITNESS WHEREOF, each Guarantor and the Agent have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GOODRX INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Trevor Z. Bezdek
Name:	Trevor Z. Bezdek
Title:	Chief Executive Officer

GOODRX, INC., a Delaware corporation

By:	/s/ Trevor Z. Bezdek
Name:	Trevor Z. Bezdek
Title:	Chief Executive Officer

IODINE, INC., a Delaware corporation

By:	/s/ Trevor Z. Bezdek
Name:	Trevor Z. Bezdek
Title:	Chief Executive Officer

[Signature Page to First Lien Guaranty]

BARCLAYS BANK PLC, as Administrative Agent, and as Collateral Agent

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Director

[Signature Page to First Lien Guaranty]